                           _____________________________
                           _____________________________

                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549


                                     FORM 8-K/A
                                 (Amendment No. 1)

                                   CURRENT REPORT


                         Pursuant to Section 13 or 15(d) of
                        the Securities Exchange Act of 1934

                          Date of Report (Date of earliest
                                  event reported):
                                   March 23, 1998



                             PACIFIC PHARMACEUTICALS, INC.
               ------------------------------------------------------
               (Exact name of registrant as specified in its charter)


                                      Delaware
                   ----------------------------------------------
                   (State or other jurisdiction of incorporation)

           0-14838                                  36-3258753
   ------------------------             ------------------------------------
   (Commission File Number)             (IRS Employer Identification Number)


                                6730 Mesa Ridge Rd.
                                      Suite A
                                San Diego, California 92121
                 ---------------------------------------------------
                 (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code:  (619) 550-3900
                                                             --------------

Item 5.  Other Events.

News release dated March 23, 1998, announcing that the Company signed a worldwide exclusive license for O6 Benzyl Guanine (BG), a series of related compounds and technologies which enhance the effectiveness of a class of currently used chemotherapeutic agents (O6 alkylators). These technologies are licensed to Pacific from Pennsylvania State University on behalf of itself, National Institutes of Health and other universities. Multiple Phase I human clinical trials for the BG compounds being conducted at the University of Chicago, Duke University Medical Center and Case Western Reserve University are nearing completion in different cancer types, including brain, colon and renal carcinoma.

The terms of the license agreement include payments for royalties, license fees and milestone payments to be paid in cash or common stock of the Company. Some of the cash and common stock payments are contingent upon the achievement of certain milestones in connection with the clinical development and regulatory approval of the BG compounds.

Paramount Capital Investments, LLC ("Paramount") acted as financial advisor to the Company in connection with the identification, negotiation and consummation of the license and will receive a fee in cash and securities vesting upon achievement of certain performance based events. Paramount is affiliated with certain significant shareholders and a Director of the Company.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


         (c)  EXHIBITS.  The following exhibit accompanies this Report:

The Company filed an 8-K on March 23, 1998 reporting the acquisition of the license agreement for BG. The Company also filed two exhibits with the 8-K in which it omitted certain portions pursuant to a request for confidential treatment. The Company revoked its request for confidential treatment of these exhibits and has included unredacted exhibits as part of this 8-K/A.

     EXHIBIT
     NUMBER                        EXHIBIT DESCRIPTION
     -------                       -------------------
     10.58     License Agreement dated  March 17, 1998 between Pennsylvania
               State University and the Company.

     10.59     Introduction Agreement dated February 12, 1998 between Paramount
               Capital Investments LLC and the Company.

     99.60 News release dated March 23, 1998, announcing that the Company signed a worldwide exclusive license for O6 Benzyl Guanine.

                                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              PACIFIC PHARMACEUTICALS, INC.


                              By: /s/ JAMES HERTZOG
                                  -----------------
                                  James Hertzog
Date: January 12, 1999            Controller-Principal Accounting Officer


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

                                 INDEX TO EXHIBITS

   EXHIBIT
    NUMBER         DESCRIPTION OF EXHIBIT
   -------         ----------------------
    10.58          License Agreement dated March 17, 1998 between
                   the Company and Pennsylvania State University.

    10.59 Introduction Agreement dated February 12, 1998 between Paramount Capital Investments LLC and the Company.

    99.60 News release dated March 23, 1998, announcing that the Company signed a worldwide exclusive license for O6 Benzyl Guanine.

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